UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2010

CSX Corporation
(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

500 Water Street 15th Floor Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 8, 2010 the registrant, CSX Corporation, issued a press release announcing early results of its private offers that are exempt from the registration requirements of the Securities Act of 1933, as amended, to exchange certain of its outstanding debt securities for new 6.220% Notes due 2040 and cash.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit

99.1	Press release of CSX Corporation, dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

	By:	/s/ David A. Boor
Name: David A. Boor
Title: Vice President - Tax and Treasurer

Date: March 8, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of CSX Corporation, dated March 8, 2010